                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           PLAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


PRELIMINARY COPY
                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611
                              --------------------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                          TO BE HELD ON APRIL 23, 2001
                              --------------------


TO:      The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on April 23, 2001, at 10:00 A.M. CT at the offices of BCS Financial Services Corporation, 676 N. St. Clair Street, Chicago, IL, for the following purposes:

(1) To elect nine Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of Ernst & Young LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 2001;

(3) To approve new investment advisory agreements which are identical to the existing investment advisory agreements which they are to replace, except that the new agreements will have an effective date of April 30, 2001; and

(4) To transact such other business as may properly come before the meeting.

         The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

         Participation Certificate holders of record at the close of business on February 28, 2001, have the right to vote at the meeting, provided that, with respect to proposal (3) above, only holders of Participation Certificates of a particular Portfolio have the right to vote with respect to the investment advisory agreement relating to such Portfolio.

         Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 9, 2001 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

      March 20, 2001                             Wendell H. Berg
                                                    Secretary

PRELIMINARY COPY
                           PLAN INVESTMENT FUND, INC.
                             676 N. St. Clair Street
                             Chicago, Illinois 60611

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 23, 2001, at 10:00 A.M. CT at the offices of BCS Financial Services Corporation, 676 N. St. Clair Street, Chicago, IL (Such meeting, including any adjournment thereof, is referred to as the "Meeting.") The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 20, 2001.

The Company currently offers two portfolios - the Government/REPO Portfolio, and the Money Market Portfolio. The Short-Term Portfolio of the Company was discontinued as of February 28, 2001. Only PC holders of record at the close of business on February 28, 2001, will be entitled to vote at the Meeting, provided that, with respect to proposals to approve new investment advisory agreements, only holders of Participation Certificates of a particular Portfolio have the right to vote with respect to the investment advisory agreement relating to such Portfolio. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 117,214,951.05 Government/REPO Portfolio PCs and 502,669,224.65 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report, containing financial statements for the year ended December 31, 2000, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., Attn. Rhonda Stanford, PO. Box 8950, Wilmington, Delaware 19899-9628.

                              SUMMARY OF PROPOSALS

The following table indicates which PC holders are solicited with respect to each proposal.

                                                                     Government/ REPO         Money Market
                                    Proposals                           Portfolio               Portfolio

       1.        Election of Trustees                                       X                       X
       2.        Ratification of Selection of Accountants                   X                       X
       3.        (a)   Approval of Investment Advisory                      X
                       Agreement for the Government/REPO
                       Portfolio
                 (b)   Approval of Investment Advisory and                                          X
                       Service Agreement for the Money Market
                       Portfolio
       4.        Other Business                                             X                       X


                              ELECTION OF TRUSTEES

Nine Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:

Name, Position &                                                              Prior Five Years
Length of Service                            Age                             Business Experience
-----------------                            ---                             -------------------
Edward J. Baran*                             64       1996 to Present, Chairman of the Board, President and Chief
Trustee since 1999                                    Executive Officer of BCS Financial Corporation
President and Chief Executive Officer
since 1999

Howard F. Beacham III                        46       April 1998 to Present, President, Blue Cross and Blue Shield of
Trustee since 1998 (1)                                Central New York (Excellus Health Plan Inc.); September 1997 to
                                                      April 1998, Executive Vice President Blue Cross and Blue Shield of
                                                      Central New York (Excellus Health Plan, Inc.); October 1996 to
                                                      August 1997, Senior Vice President, Finance, Blue Cross and Blue
                                                      Shield of Central New York (Excellus Health Plan, Inc.); 1996 to
                                                      September 1996, Vice President, Finance, Blue Cross and Blue
                                                      Shield of Central New York (Excellus Health Plans, Inc.; January
                                                      1996 to Present, Secretary/Treasurer HMO-CNY, Inc. (Subsidiary of
                                                      Blue Cross and Blue Shield of Central New York (Excellus Health
                                                      Plans, Inc.); 1996 to December 1998 Secretary/ Treasurer BC&S
                                                      Associates, Inc. (Subsidiary of Blue Cross and Blue Shield of
                                                      Central New York, (Excellus Health Plans, Inc.)


TO BE DETERMINED


Ronald F. King*                              53       January 1997 to Present, President and Chief Executive
Trustee since 1997 Executive Trustee since            Officer, Blue Cross and Blue Shield of Oklahoma; 1996 to January
1998 (1)                                              1997, President and Chief Operating Officer, Blue Cross and Blue
                                                      Shield of Oklahoma.

Robert A. Leichtle                                    1996 to Present, Executive Vice President, CFO and Treasurer,
                                                      Blue Cross Blue Shield of South Carolina

James M. Mead                                55       1996 to present, President and Chief Executive Officer, Capital
Trustee since 1999                                    Blue Cross

Mark A. Orloff                               45       1996 to Present, Vice President and Deputy General Counsel, Blue
Trustee since 1999                                    Cross and Blue Shield Association

Jed H. Pitcher                               60       April 1999 to Present, Chairman of the Board and Chief Executive
Trustee since 1999 (1)                                Officer of Regence Blue Cross Blue Shield of Utah, August 1997
                                                      to April 1999, Chairman of the Board, President and Chief
                                                      Executive Officer of Regence Blue Cross Blue Shield of Utah, 1996
                                                      to August 1997, Chairman of the Board, President and Chief
                                                      Executive Officer of Blue Cross Blue Shield of Utah.

Joseph F. Reichard                           53       April 1998 to present, Vice President, Treasury Services,
Trustee since 1998                                    Highmark Inc; 1996 to March 1998, Director of Financial Service,
                                                      Blue Cross of Western Pennsylvania

*    May be deemed an "Interested Person"

(1)  Member of the Nominating Committee

The Board of Trustees met three times during the Company's last fiscal year. Trustees Beacham and Mead attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period they were Trustee. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of February 28, 2001, these Trustee nominees' employers owned or controlled the following:


                             Government/REPO       Money Market
Trustee                      Portfolio PCs         Portfolio PCs
-------                      -------------         -------------
Edward J. Baran                 1,323,091.73         7,158,476.86
Howard F. Beacham III                      0        56,929,773.95
TO BE DETERMINED
Ronald F. King                  6,041,547.74        20,640,287.35
Robert A. Leichtle                369,881.15        95,101,750.86
James M. Mead                  52,025,000.00         1,862,790.09
Mark A. Orloff                    500,000.00       101,686,529.30
Jed H. Pitcher                    208,735.18        22,404,223.81
Joseph F. Reichard                         0        40,174,827.11

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

BCS Financial Services Corporation ("BCS") has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 2000, BCS was paid $50,353 and voluntarily waived $81,846 of the $132,199, which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2000, BCS was paid $173,828 and voluntarily waived $689 of the $174,517, which BCS was entitled to as the fee payable for its services as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 2000, BCS was paid $7,969 and voluntarily waived $4,686 of the $12,655 BCS was entitled to as the fee payable for its services as administrator for the Short-Term Portfolio. As of February 28, 2001, BCS had earned $--,---, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, $--,---, after voluntary fee waivers, as administrator for the Money Market Portfolio and $--,---, after voluntarily fee waivers, as administrator for the Short-Term Portfolio, in 2001.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was appointed January 31, 2001, gathers information and makes recommendations to the PC holders of nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Ronald F. King, Chairman, Howard F. Beacham III and Jed H. Pitcher, most recently met on March __, 2001. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.

                          RATIFICATION OF THE SELECTION
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Ernst & Young LLP has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not interested persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 2001. The Trustees selected Ernst & Young LLP at a meeting held January 31, 2001. The ratification of the selection of independent certified public accountants for the 2001 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Ernst & Young LLP unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Ernst & Young LLP has no direct or material indirect financial interest in the Company. It is expected that a representative of Ernst & Young LLP will be available to make a statement if desired and to respond to appropriate questions.

PricewaterhouseCoopers LLP acted as independent certified public accountants for the Company for the fiscal year ended December 31, 2000. Representatives of PricewaterhouseCoopers LLP will be available to respond to appropriate questions.

PricewaterhouseCoopers LLP's reports on the financial statements of the Company for the two fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2000 and 1999, and the subsequent interim period preceding January 31, 2001, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter thereof in connection with its reports.

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Under the Investment Company Act, continuance of the Company's investment advisory agreements must be approved annually, by the vote of a majority of the Trustees who are not interested persons with respect thereto cast in person at a meeting held for that purpose. In the past, continuance of the Company's investment advisory agreements was approved at a meeting of the Trustees held each January, prior to expiration of the agreements on their February 28 anniversary dates.

The Company now desires to eliminate the yearly January Trustees' meeting in favor of a meeting in March, which could be held in conjunction with the other meetings of the Blue Cross and/or Blue Shield Plans. In order to accommodate this proposed schedule, the Company desires to adopt new investment advisory agreements which are identical to the existing investment advisory agreements which they are to replace, except that the new agreements will have an effective date of April 30, 2001. Accordingly, such investment advisory agreements will continue in effect for successive one year periods ending on the anniversary dates thereof, provided such continuance is approved annually by the Trustees of the Company in accordance with the requirements of the Investment Company Act. By a vote of a majority of the Trustees who are not interested persons of the Company, the Board of Trustees approved the new investment advisory agreements on January 31, 2001, subject to approval of such agreements by the PC holders of the respective Portfolios.

If a new investment advisory agreement is not approved by the PC Holders of a Portfolio, the existing investment advisory agreement for such Portfolio will continue in accordance with its terms.

Investment Adviser

BlackRock Institutional Management Corporation ("BlackRock"), 400 Bellevue Parkway, Wilmington, DE 19809, is the investment adviser under the Company's existing investment advisory agreements for the Government/REPO Portfolio and the Money Market Portfolio.

The name, address and principal occupation of the principal executive officer and each director of BlackRock are as follows:

              PRINCIPAL EXECUTIVE OFFICERS & DIRECTORS OF BLACKROCK


Name                                     Title                                  Principal Occupation
----                                     -----                                  --------------------
Laurence D. Fink                         Chief Executive Officer                Chairman and Chief Executive
                                                                                Officer, BlackRock, Inc

Ralph L. Schlosstein*                    President and Director                 President, BlackRock, Inc.

Robert S. Kapito*                        Vice Chairman and Director             Vice Chairman, BlackRock,
                                                                                Inc.

Paul L. Audet*                           Director                               Managing Director and Chief
                                                                                Financial Officer, BlackRock, Inc.

Laurence J. Carolan**                    Managing Director and Director         Managing Director, BlackRock

Kevin M. Klingert**                      Managing Director and Director         Managing Director, BlackRock

John P. Moran**                          Managing Director and Director         Managing Director, BlackRock

Thomas H. Nevin**                        Managing Director and Director         Managing Director, BlackRock

*  Address:
   345 Park Avenue
   New York, NY  10154

** Address:
   400 Bellevue Parkway
   Wilmington, DE  19809

The names and addresses of all corporate parents of BlackRock and the basis of control of BlackRock and each corporate parent by its immediate corporate parent are as follows:

                             OWNERSHIP OF BLACKROCK


BlackRock Advisors, Inc.* owns 100% of BlackRock

BlackRock, Inc.** owns 100% of BlackRock Advisers, Inc.

PNC Asset Management, Inc.*** owns 70% of BlackRock, Inc.

PNC Investment Holdings, Inc.*** owns 100% of PNC Asset Management, Inc.

PNC Bank, N.A.*** owns 100% of PNC Investment Holdings, Inc.

PNC Bankcorp, Inc.*** owns 100% of PNC Bank, N.A.

The PNC Financial Services Group, Inc.*** owns 100% of PNC Bankcorp, Inc.

*   Address:
    400 Bellevue Parkway
    Wilmington, DE  19809

**  Address:
    345 Park Avenue
    New York, NY  10154

*** Address:
    One PNC Plaza
    249 Fifth Avenue
    Pittsburgh, PA  15222

To the knowledge of the Company, in addition to the corporate parents named above, there are no other persons who own, of record or beneficially, 10 percent or more of the outstanding voting securities of BlackRock.

Existing Investment Advisory Agreements

The Investment Advisory Agreement for the Government/REPO Portfolio was entered into as of April 26, 1995. The Investment Advisory and Service Agreement for the Money Market Portfolio was entered into as of February 28, 1987.

Under the existing investment advisory agreements, BlackRock manages the Government/REPO Portfolio and the Money Market Portfolio and is responsible for all purchases and sales of the Portfolios' securities. BlackRock also acts as servicing agent, maintains the financial accounts and records and computes the net asset value and net income for the Portfolios.

For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, under the existing investment advisory agreements BlackRock is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

             ANNUAL FEE             PORTFOLIO ANNUAL NET ASSETS
             .20%                   of the first $250 million
             .15%                   of the next $250 million
             .12%                   of the next $250 million
             .10%                   of the next $250 million
             .08%                   of amounts in excess of $1 billion

BlackRock has agreed to voluntarily reduce the fees otherwise payable to it by the Government/REPO Portfolio to the extent necessary to reduce the ordinary operating expenses of the Government/REPO Portfolio so that they do not exceed
 .15% of the Government/REPO Portfolio's average net assets for each fiscal year. BlackRock has agreed contractually to reduce the fees otherwise payable to it by the Money Market Portfolio to the extent necessary to reduce the ordinary operating expenses of the Money Market Portfolio so that they do not exceed .30% of the Money Market Portfolio's average net assets for each fiscal year.

BlackRock also has agreed that if in any fiscal year the expenses borne by the Government/REPO Portfolio and the Money Market Portfolio exceed the applicable expense limitations imposed by the securities regulations in any state in which participation certificates of the Portfolios are registered or qualified for sale to the public, it will reimburse the respective Portfolio for any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid by the Portfolios.

For the year ended December 31, 2000, BlackRock was paid fees of $123,277, net of $380,730 waived fees, as investment adviser and service agent for the Government/REPO Portfolio. For the same period, BlackRock was paid fees of $643,745, net of $2,329 waived fees, as investment adviser and service agent for the Money Market Portfolio.

BlackRock acts as an investment advisor to other Funds having similar investment objectives. Listed below are those Funds along with the size of each Fund and the rate of compensation. Also included is information on those Funds where the investment advisor has waived, reduced, or otherwise agreed to reduce its compensation under any applicable agreement.

BLACKROCK ADVISED MUTUAL FUNDS:  ADVISORY FEE SCHEDULES

                                                                 ASSETS                     ANNUAL FEE *
                          FUND                                 (02/28/01)           (BASED ON AVERAGE NET ASSETS)
                          ----                                 ----------           -----------------------------
BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
     TempFund (b)                                             $24,534,528,428      0.175% of first $1 billion (6)
     TempCash (b)                                              $4,832,635,495      0.175% of first $1 billion (1)
     FedFund (a)                                               $1,986,316,553      0.175% of first $1 billion (1)
     T-Fund (a)                                                $2,776,844,462            (based on aggregate
     Federal Trust Fund (a)                                      $173,798,573            assets of the four
     Treasury Trust Fund (a)                                   $1,271,969,476          Government portfolios)

THE RBB FUND, INC.
     Money Market                                              $1,080,599,187      0.45% of first $250 million (3)
     Government Obligations                                      $137,723,832      0.45% of first $250 million (3)

*Fee may have subsequent breakpoints as described in the End Notes

                           SUB-ADVISORY FEE SCHEDULES

                                                                   ASSETS                   ANNUAL FEE *
                            FUND                                 (02/28/01)         (BASED ON AVERAGE NET ASSETS)
                            ----                                 ----------         -----------------------------
BLACKROCK FUNDS
     Money Market                                              $4,123,815,180       0.40% of first $1 billion (7)
     U.S. Treasury Money Market                                  $763,184,787       0.40% of first $1 billion (7)

FIRST FUNDS
     Cash Reserve                                                $245,649,044   0   .08% of first $500 million (8)
     U.S. Government Money Market                                $106,941,160   0   .08% of first $500 million (8)
     U.S. Treasury Money Market                                   $19,611,775   0   .08% of first $500 million (8)

*Fee may have subsequent breakpoints as described in the End Notes

End Notes:

(a) BIMC has and anticipates that it will continue to reduce the advisory fees otherwise payable to it by FedFund, T-Fund, Treasury Trust Fund, Federal Trust Fund, MuniFund, MuniCash, California Money Fund, and New York Money Fund to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements)will annually approximate .20% of the average net assets

(b) BIMC has and anticipates that it will continue to reduce the advisory fees otherwise payable to it by TempFund and TempCash to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements) will annually approximate .18% of the average net assets

(1) Subsequent break points are: .15% of next $1 billion; .125% of next $1 billion; .10% of next $1 billion; .095% of next $1 billion; .90% of next $1 billion; .085% of next $1 billion; and .08% of net assets over $7 billion

(3) Subsequent break points are: .40% of next $250 million; .35% of net assets over $500 million

(6) Subsequent break points are: .15% of next $1 billion; .125% of next $1 billion; .10% of next $1 billion; .095% of next $1 billion; .09% of next $1 billion; .08% of next $1 billion .75% of next $1 billion; and .07% of net assets over $8 billion

(7) Subsequent break points are: .35% of next $1 billion; .325% of next $3 billion; and .30% of net assets over $3 billion

(8) Subsequent break points are: .06% of next $500 million and .05% of net assets over $1 billion

                             ADDITIONAL INFORMATION

Officers

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

                                                              Prior Five Years
Name & Position                    Age                       Business Experience
---------------                    ---                       -------------------
Dale E. Palka                      52          April 1999 to Present, Vice President, BCS Financial
Treasurer                                      Services Corp.; December 1996 to April 1999, Executive
                                               Director, Investment Programs, Health Plans Capital
                                               Services Corp.; 1996 to December 1996, Director of
                                               Investments, Blue Cross and Blue Shield of Michigan

Wendell H. Berg                    58          1996 to March 1999, Senior Vice President, General
Secretary                                      Counsel and Secretary, BCS Financial Corporation: March
since 1999                                     1999 to Present, Executive Vice President BCS Financial
                                               Corporation

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Baran, Berg and Palka are officers of BCS, the Company administrator, and they receive compensation from BCS Financial Corporation, an affiliate of BCS.

SIGNIFICANT OWNERS

On February 28, 2001, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                                   Number of        Percent of
Name and Address of Owner                          PCs Owned         Portfolio
--------------------------                         ---------         ---------
Blue Shield of California                        41,996,957.81           35.8%
50 Beale Street
San Francisco, CA  94105

Blue Cross and Blue Shield of Oklahoma            6,041,547.74           5.10%
1215 South Boulder Avenue
Tulsa, OK  74119


Capital Blue Cross                               52,025,000.00          44.30%
2500 Elmerton Avenue
Harrisburg, PA  17177


Independence Blue Cross                          11,207,879.22           9.50%
1901 Market Street
Philadelphia, PA  19103

On February 28, 2001, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                                    Number of        Percent of
Name and Address of Owner                           PCs owned         Portfolio
-------------------------                           ---------         ---------
Horizon Blue Cross and Blue                      44,547,577.99            8.8%
Shield of New Jersey, Inc.
3 Penn Plaza East
Newark, NJ 07105

Excellus, Inc                                    56,929,773.95           11.3%
165 Court Street
Rochester, NY 14647

Highmark, Inc                                    40,174,827.11            7.9%
120 Fifth Avenue
Pittsburgh, PA 15222-3099

Blue Cross and Blue Shield of                    95,101,750.86          18.90%
South Carolina
I-20 at Alpine Road
Columbia, SC 29219

Blue Cross and Blue Shield Association          101,686,529.30          20.20%
225 N. Michigan Avenue
Chicago, IL 60601

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2002 must be received by the Company at its principal office not later than November 30, 2001 in order for it to be included in the Company's proxy materials relating to such Annual Meeting.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: March   , 2001

          PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND
      WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE
                     ENCLOSED PROXY AND RETURN IT PROMPTLY.

PRELIMINARY COPY
                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611
                              --------------------

            PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR
              ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
                          TO BE HELD ON APRIL 23, 2001
                              --------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint Edward J. Baran and Wendell H. Berg, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on April 23, 2001, at the offices of BCS Financial Services Corporation, 676 N. St. Clair Street, Chicago, IL, at 10:00 A.M. CT and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.   ELECTION OF NINE TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of nine individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.

               Name of                              Withhold
          Management Nominee         Vote For       Authority To Vote
          ------------------         --------       -----------------
All of nominees listed below
Or individually                       _____          _____

Edward J. Baran                       _____          _____
Howard F. Beacham III                 _____          _____
TO BE DETERMINED                      _____          _____
Ronald F. King                        _____          _____
Robert A. Leichtle                    _____          _____
James M. Mead                         _____          _____
Mark A. Orloff                        _____          _____
Jed H. Pitcher                        _____          _____
Joseph F. Reichard                    _____          _____

Name of additional nominees(s)      Vote For

_________________________            _____

_________________________            _____

_________________________            _____

2. Selection of Independent Certified Public Accountants

Ratify selection of Ernst & Young LLP as independent certified public accountants for the fiscal year ending December 31, 2001.

                   (Accountants)   __ FOR __ AGAINST __ ABSTAIN

3. Approval of Investment Advisory Agreements which are identical to the existing investment advisory agreements which they are to replace, except that the new agreements will have an effective date of April 30, 2001.

(a) Approve investment advisory agreement for Government/REPO Portfolio having an effective date of April 30, 2001. [TO BE VOTED ON ONLY BY PC HOLDERS OF GOVERNMENT/REPO PORTFOLIO.]

 (Government/REPO Investment Advisory Agreement) __ FOR ___ AGAINST ___ ABSTAIN

(b) Approve investment advisory agreement for Money Market Portfolio having an effective date of April 30, 2001. [TO BE VOTED ON ONLY BY PC HOLDERS OF MONEY MARKET PORTFOLIO.]

  (Money Market Investment Advisory Agreement) ___ FOR ___ AGAINST ___ ABSTAIN

4. Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

                 (Other Business) ___ FOR ___AGAINST ___ ABSTAIN

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote -

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b)  For Appointment of Accountants set forth in paragraph 2 above;

(c) For Approval of Investment Advisory Agreements as set forth in paragraph 3 above and;

(d) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated:                       , 2001

(Signature) (Title)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc., P.O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.



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